UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Nov. 15, 2012

OICco Acquisition I, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-162084	27-0625383
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4412 8th St. SW, Vero Beach, FL	32968
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (772) 584-3308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2012, the registrant’s Post Effective Amendment was declared effective and on or before November 15, 2012, the registrant received positive reconfirmations from 100% of the purchasers in the offering.     Thus the Acquisition Agreement with Imperial Automotive Group was closed on November 15, 2012.     At the closing of the Exchange Agreement  Imperial Automotive Group, Inc. became a wholly-owned subsidiary of OICco and OICco  acquired the business and operations of Imperial Automotive Group, Inc.

Item 9.01 Financial Statements and Exhibits

No.	Exhibits
None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated

OICco ACQUISITIONS I, INC.

By: /s/ Joshua Sisk
       Joshua Sisk, President and
       Chief Executive Officer

EXHIBIT INDEX
Exhibits

No.	Exhibits
None.